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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


Date of Report (Date of earliest event reported):  November 13, 1996




                      National Financial Auto Funding Trust
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             (Exact name of registrant as specified in its charter)


            Delaware                                 33-80813
            --------                                 --------
(State or Other Jurisdiction                      (Commission
of Incorporation)                                 File Number)

One Park Place, Suite 200
621 N.W. 53rd Street
Boca Raton, Florida                                 33487
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(Address of Principal                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (407) 997-2747
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                                       -2-


Item 2.  Acquisition Or Disposition Of Assets
         ------------------------------------

Description of the Certificates and the Receivables

         On November 13, 1996, a single series of certificates, entitled 6.33% Automobile Receivables-Backed Certificates, Series 1996-1 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") incorporated by reference herein as Exhibit 4.1, dated as of October 21, 1996, among National Financial Auto Funding Trust, as Transferor (the "Transferor"), National Auto Finance Company L.P., as Servicer (the "Servicer" or "NAFCO"), and Harris Trust and Savings Bank, as Trustee (the "Trustee"). The Certificates evidence in the aggregate an undivided ownership interest in 91% of the National Auto Finance 1996-1 Trust (the "Trust") consisting primarily of a pool of non-prime motor vehicle retail installment sale contracts (the "Receivables"), having, as of the close of business on October 21, 1996 (the "Initial Cut-off Date"), an aggregate outstanding principal balance of $51,180,034.44. The Certificates were sold by the Transferor to First Union Capital Markets Corp. ("First Union") pursuant to an underwriting agreement, dated November 13, 1996 (the "Underwriting Agreement"), between the Transferor and First Union. The Underwriting Agreement is attached hereto as Exhibit 1.1.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements And Exhibits
         ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


          Exhibit No.                                 Description
          -----------                                 -----------

                 1.1 Underwriting Agreement, dated as of November 13, 1996, between National Financial Auto Funding Trust, as seller, and First Union Capital Markets Corp., as underwriter.

                 4.1* Pooling and Servicing Agreement, dated as of October 21, 1996, among National Financial Auto Funding Trust, as Transferor, National Auto Finance Company L.P., as Servicer, and Harris Trust and Savings Bank, as Trustee, with the Contract Schedule attached thereto as
                                       Schedule 1.






         * Incorporated by reference to Exhibit No. 10.42 to the Registration Statement on Form S-1 (Registration No. 333-13667) filed with the Commission by National Auto Finance Company, Inc. Only the Contract Schedule is being attached hereto as part of this filing.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NATIONAL FINANCIAL AUTO
                                   FUNDING TRUST


                                   By: /s/ Keith B. Stein
                                       ------------------
                                   Name:     Keith B. Stein
                                   Title:    Secretary


Dated:  November 27, 1996

                                INDEX TO EXHIBITS


          Exhibit No.                                 Description
          -----------                                 -----------

              1.1 Underwriting Agreement, dated as of November 13, 1996, between National Financial Auto Funding Trust, as seller, and First Union Capital Markets Corp., as underwriter.

              4.1 Contract Schedule (Schedule 1 to the Pooling and Servicing Agreement, dated as of October 21, 1996, among National Financial Auto Funding Trust, as Transferor, National Auto Finance Company L.P., as Servicer, and Harris Trust and Savings Bank, as Trustee.)